UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 3, 2026

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1555 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401 (Address of principal executive offices)(Zip Code)[1]

(561) 839-3999
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We have operations in multiple locations in the US, Europe and Asia and have not identified a single location as the Company’s headquarters. We are including this address to comply with the Securities and Exchange Commission’s requirements.

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2026, Monolithic Power Systems, Inc. (the “Company”) issued a press release (the “Press Release”) regarding its financial results for the quarter and year ended December 31, 2025. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary regarding results of the quarter and year ended December 31, 2025.

The information under Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Financial Officer

On February 3, 2026, Bernie Blegen informed the Company’s Board of Directors (the “Board”) of his intention to retire from his position as Executive Vice President and Chief Financial Officer. Mr. Blegen will continue in his role until the issuance of the Company’s 2025 annual report on Form 10-K (the “Effective Date”). Mr. Blegen will remain with the Company after his retirement to ensure a smooth transition with his eventual successor.

(c) Appointment of Interim Chief Financial Officer

On February 3, 2026, the Board appointed Rob Dean, the Company’s Corporate Controller, as interim Chief Financial Officer effective upon the Effective Date. Mr. Dean has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect interests in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release relating to these announcements is attached hereto as Exhibit 99.3.

Item 8.01 Other Events.

Increase in Quarterly Dividend

In the Press Release, the Company announced that its Board approved an increase in its quarterly cash dividend from $1.56 per share to $2.00 per share. The first quarter dividend of $2.00 per share will be paid on April 15, 2026 to all stockholders of record as of the close of business on March 31, 2026. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release issued on February 5, 2026, announcing the financial results for the quarter and year ended December 31, 2025.
99.2	Earnings commentary for the quarter and year ended December 31, 2025.
99.3	Press release issued on February 5, 2026, announcing the CFO transition.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 5, 2026	By:	/s/ T. Bernie Blegen
T. Bernie Blegen
Executive Vice President and Chief Financial Officer